-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 30, 2001


                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-38686              95-4596514
-----------------------------       ------------       -------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)       Identification No.)


      4500 Park Granada
    Calabasas, California                                     91302
    ---------------------                                   ----------
    (Address of Principal                                   (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237

-----------------------------------------------------------------------------

Item 5.  Other Events.

         Filing of Certain Materials

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2001-BC2 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated May 4, 2001.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                        99.1 MGIC Mortgage Guaranty Master Policy (with Declaration Page and Endorsements) filed on Form SE dated May 4, 2001

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CWABS, INC.



                                 By:  /s/ Michael Schloessman
                                      --------------------------
                                          Michael Schloessman
                                          Vice President



         Dated:  May 4, 2001

         Exhibit Index



Exhibit                                                               Page
-------                                                               ----
99.1                MGIC Mortgage Guaranty Master Policy (with
                    Declaration Page and Endorsements) filed
                    on Form SE dated May 4, 2001                        5